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PROSPECTUS

July 31, 2017

Shelton International Select Equity Fund

Investor Class – SISLX
Institutional Class – SISEX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	3
SUMMARY OF PRINCIPAL RISKS	4
ADDITIONAL INFORMATION ABOUT THE FUND	5
OTHER INVESTMENT STRATEGIES AND POLICIES	6
ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS	9
RISKS OF FREQUENT TRADING IN FUND SHARES	9
PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES	10
DISCLOSURE OF PORTFOLIO HOLDINGS	10
OPENING AN ACCOUNT	10
HOW TO BUY SHARES	11
HOW TO SELL SHARES	13
OTHER REDEMPTION POLICIES	14
OTHER POLICIES	14
DIVIDENDS & TAXES	15
PRIVACY STATEMENT	16

FUND SUMMARY
Shelton International Select Equity Fund
Investor Class Ticker Symbol	SISLX
Institutional Class Ticker Symbol	SISEX

Investment Objective: The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.30%	1.05%
Expense Reimbursement[1]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.24%	0.99%

[1]
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) does not exceed 1.24% and 0.99% of the Investor and Institutional class shares, respectively (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect until at least July 29, 2018, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Investor Class	$126	$558
Institutional Class	$101	$479

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. It is anticipated that the Fund’s portfolio turnover rate will be 50% of the average value of its portfolio in the first year of operation.

Summary of Principal Investment Strategies: The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights.

The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:
•	Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.
•	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.
•	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.
•	Maturity: Companies characterized as earning a small positive spread above the cost of capital.
•	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

SUMMARY OF PRINCIPAL RISKS
The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. This risk may be considered generic to stocks of all companies while other risks may apply to small and mid-cap stocks.

Foreign Investing Risks: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Growth Securities Risks: Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Advisor anticipates.

Mid Cap Stock Risk: Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Stock Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Performance Information1: Average Total Returns for the Period July 18, 2016 to June 30, 20172
Investor Class Return	21.06%
Institutional Class Return	20.80%
MSCI ACWI Ex USA (NET) Index [3]	20.20%

[1]
Although the performance information shown above is for less than one calendar year, it may give some indication of the risk of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

[2]
Shelton Capital Management became the investment advisor to the predecessor fund of the Fund on July 18, 2016. The predecessor fund was reorganized into the Fund on July 28, 2017. The investment objective, strategy, risks and policies of the predecessor fund during the period July 18, 2016 to July 28, 2017 were identical to those of the Fund.

[3]
The MSCI ACWI Ex USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. MSCI, Inc. publishes two versions of this Index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the gross dividends version, MSCI reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties.

Management of the Fund
Investment Advisor: Shelton Capital Management (“Shelton”) serves as investment advisor to the Fund.

Portfolio Managers: Mr. Matthias Knerr has served as the Fund’s lead portfolio manager since the Fund’s inception. Mr. Andrew Manton has served as members of the portfolio management team since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$500	$1,000
All other Fund accounts	$1,000	$500,000	$1,000	$2,000

The Fund reserves the right to waive these minimum amounts pursuant to agreements with financial intermediaries. You may redeem all or portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com). You may receive the redemption by wire, electronic funds transfer or check.

Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective: The investment objective of the Fund is to achieve long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval upon sixty (60) day’s written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

Additional Investment Strategies and Information: The Fund's principal investment strategies are discussed in the "Fund Summary" section. Principal investment strategies are those that the Advisor will use on a day-to-day basis to achieve the Fund's investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund's Advisor uses, or may use, to achieve the Fund's objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information ("SAI"). The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Advisor will use under normal market conditions.

The Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) at the time of initial purchase, in equity securities. This non-fundamental policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders. The Fund’s investments in equity and equity-related securities include common and preferred stock, exchange-traded funds, convertible preferred stock, warrants and rights.

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities: Can include common stock and securities convertible into stock of both U.S. and non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges: Can include common stock and preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation, and ETFs.

Convertible Preferred Stock: A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Exchange Traded Funds: The Fund may invest in shares of exchange traded funds or "ETFs" whose underlying investments are consistent with the Fund's investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

The Advisor may use several types of investments in furtherance of the Fund's overall investment objective. The following describes the types of securities that may be purchased but the Advisor does not consider them to be a part of the Fund's principal investment strategy. Additional securities that the Fund may purchase are included in the Fund’s SAI.

Forward Currency Contracts: Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Warrants: Securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.

Futures Contracts and Options on Futures Contracts: Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

OTHER INVESTMENT STRATEGIES AND POLICIES
The Fund considers foreign (or non-U.S. companies) to be companies that (i) have their principal securities trading market in a foreign country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in foreign countries; (iii) are organized under the laws of, and have a principal office in, a foreign country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in a foreign country or countries.

The Fund considers emerging market companies and frontier market companies to be companies that (i) have their principal securities trading market in an emerging country and a frontier market country, respectively; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries and frontier market countries, respectively; (iii) are organized under the laws of, and have a principal office in, an emerging country and frontier market country, respectively, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in an emerging country or countries and a frontier market country or countries, respectively. “Emerging countries” include those currently considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, and all countries represented in any widely-recognized index of emerging market securities. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The Fund currently considers each of the countries in the MSCI Emerging Markets Index to be emerging countries. “Frontier market countries” are a subset of emerging countries with even smaller national economies and include all countries represented in any widely-recognized index of frontier market securities. The Fund currently considers each of the countries in the MSCI Frontier Markets Index to be frontier market countries.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Advisor (generally, short-term investment grade fixed income securities) to cover borrowings.

The Fund may invest directly in foreign securities traded domestically or in foreign markets, or indirectly through shares of ADRs, International Depositary Receipts, GDRs and European Depositary Receipts (together, “Depositary Receipts”) and New York Registry Shares.

The Advisor may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions. Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Risks: The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's SAI:

Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities held by the Fund may fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Investing Risk: Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies, due to less liquid securities and markets, and adverse economic, political, diplomatic, financial, and regulatory factors. For example, recent developments in certain Eurozone countries have caused the prices of securities to decline throughout the region. In addition, there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, making it more difficult for an account to buy and sell securities on those exchanges. Foreign governments also may impose limits on investment and repatriation and impose taxes. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, investor accounts also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. and may involve certain risks (such as delays on payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking. Further, it is often more expensive to trade securities in foreign markets as commissions are generally higher than in the U.S., and foreign exchanges and investment professionals are subject to less governmental regulation than in the U.S. Any of these events could cause the value of the foreign securities in which a Fund invests in to decline.

Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and these issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those in developed markets. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of certain emerging market countries have expropriated substantial amounts of private property, and many claims of the property owners under such circumstances have never been fully settled. In the event of expropriation of private property, it is possible that an entire investment in an affected market could be lost. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Growth Securities Risks: Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Mid Cap Stock Risk: Mid cap stock risk is the risk that a company will be adversely affected or fail as a result of its smaller size. Mid sized companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a less experienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of mid sized companies may, therefore, be more vulnerable to adverse developments than those of larger companies. Mid capitalization stocks could also underperform stocks of smaller companies.

Small Cap Stock Risk: Small cap risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

Other Risks: The Advisor may use several types of investments in furtherance of the Fund's overall investment objective. The following risks are those that the Advisor does not consider to be principal risks of the Fund. Additional risks are included in the Funds' SAI.

Futures and Options Risks: Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that the Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities.

Other risks of investing in futures and options involves the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk the counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses.

Strategic Cash and Cash Equivalents Risk: Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. This could compromise the Fund's ability to achieve its investment objective.

Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index. A more detailed discussion of various derivative instruments is included in the Fund’s statement of additional information.

Management and Organization: The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

On June 28, 2016, the Board of Trustees of the SCM Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment advisor to the Fund (the “Advisor”). The advisory agreement between the Advisor and the Trust was approved by the SCM Trust Board of Trustees for an initial two-year term thereafter.

The investment advisor for the Fund is Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265. The Advisor has $ 1.8 billion of assets under management as of February 28, 2017. The Advisor has been managing mutual funds since 1985. The Advisor is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolios, the Advisor receives a management fee from the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

Portfolio Managers: Mr. Matthias Knerr has served as the Fund’s lead portfolio manager since the Fund’s inception. Mr. Andrew Manton has served as a member of the portfolio management team since the Fund’s inception.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manger’s ownership of securities in the Fund.

Management Fees: The Advisor receives an annual management fee from the Fund, of 0.74% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

RELATED PERFORMANCE
Select International Equity Strategy: Mr. Knerr serves as the lead portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Knerr previously served as the lead portfolio manager of various mutual funds and separately managed accounts utilizing similar strategies as the Fund, including during prior periods when employed by other investment advisors. The Fund has been advised that during the period from January 1, 2009 to July 18, 2016 (when the Portfolio Manager became an employee of the Advisor), the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of such funds and the accounts. The Advisor maintains a GIPS verified Select International Equity Composite with an inception date of January 1, 2009 that includes the historic performance of certain of these mutual funds and accounts (the “Composite”). The investment objective, policies and strategies of the Composite are substantially similar in all material respects to those of the International Fund.

The performance shown below is not that of the Shelton International Select Equity Fund and is provided solely to illustrate the prior performance of the lead Portfolio Manager, and is not indicative of the future performance of the Fund. Past performance does not guarantee future results. The performance shown represents the performance of the Composite, including during periods where such performance is not that of the Advisor. There is no assurance that similar performance results will be achieved by the Advisor.

Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the account, timing of purchases and sales and availability of cash for new investment. To the extent the Composite does not reflect performance of a registered mutual fund, it was not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the investment performance results.

Composite Performance: The following table sets forth performance data relating to the historical performance of the Composite. The data provided, which is net of all actual fees and expenses, illustrates the past performance of the Portfolio Manager in managing a substantially similar strategy as the Fund, as measured against the MSCI ACWI ex USA Index.

	Calendar Year Returns
	2009	2010	2011	2012	2013	2014	2015	2016
International Select Equity Composite	32.32%	15.56%	-14.49%	20.04%	21.01%	-1.74%	-8.14%	2.05%
MSCI ACWI Ex USA (USD, Net)	41.45%	11.15%	-13.71%	16.83%	15.29%	-3.87%	-5.66%	4.50%

ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS
Portfolio Turnover: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some mutual funds, an annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions: In drastic market conditions, the Advisor may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk: The securities held by the Fund will generally be valued using market quotations; however, when such quotations are not readily available or deemed unreliable, securities may be valued using "fair value" techniques as set forth in this prospectus under "How Fund Shares Are Priced." Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

RISKS OF FREQUENT TRADING IN FUND SHARES
Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:
•	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
•	Force the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES
The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund seeks to eliminate such purchases and has taken steps that it deems to be reasonable to discourage such activity. The Fund’s frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in the Fund over certain periodic intervals and above certain dollar thresholds. The policies include reporting trading activity to the Fund’s Board of Trustees, communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, it receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, it has certain rights listed and detailed later in this prospectus.
The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS
In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Fund’s transfer agent and fund accountant, is responsible for dissemination of information about the Fund’s portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Fund’s Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Fund will make its portfolio holdings publicly available filings within 60 days following the end of a calendar quarter or fiscal quarter with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Shareholders will receive portfolio holdings information via the Fund's annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund's web site. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. Portfolio holdings are provided to shareholders in the Fund’s annual and semi-annual reports, which are mailed to shareholders and posted on the Fund’s website in accordance with the SEC guidelines.

The Fund accountant shall send portfolio holdings to nationally-recognized rating agencies via electronic transmission at least annually. The Fund or a service provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a service provider or any affiliate in connection with disclosure of such information. The Fund’s Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

OPENING AN ACCOUNT
Classes of Shares. The Fund offers two classes of shares, Investor Class and an Institutional Class.

Institutional Class shares are available only to institutional investors or to shareholders who invest directly in a Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Distribution (12b-1) Fee
The Investor Class of the Fund pays RFS Partners (“RFS”), the principal underwriter, pay an annual distribution fee in the amount of 0.25% based on average net assets of a fund. Because distribution fees are paid out of the fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

Shares of the Fund may be purchased directly or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them. You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$500	$1,500
All other Fund accounts	$1,000	$500,000	$1,000	$2,500

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares: You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:
•	The Fund may take up to seven business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

HOW TO BUY SHARES
You may buy shares on any business day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Make your check payable to the Shelton Funds or in the name of the Fund in which you are investing and mail your check and application to the transfer agent of the Fund, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial and subsequent investment amounts previously listed.

Shelton International Select Equity Fund
c/o Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. The Fund does not accept cash, traveler’s checks, or money orders. The Fund’s transfer agent may refuse “starter checks” and checks that are not made payable to the Shelton Funds or the Fund. For new accounts we are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the Fund reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Purchase orders received by the Fund’s transfer agent or its designated agent before the close of trading on the NYSE will be processed at the NAV next calculated after an order is received. We reserve the right to reject any transaction instructions that are not in “good order”. Good order generally means that your instructions: (i) Are provided by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions; (ii) Include the fund name and account number and (iii) Include the amount of the transactions (stated in dollars, shares, or percentage). Written instructions also must generally include: (i) An original signature and date from the authorized person(s).); (ii) Signature guarantees or notarized signatures, if required for the type of transaction; (iii) Any supporting documentation that may be required. Written instructions are acceptable when a Fund form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at www.sheltoncap.com or contact a customer service representative a 1-800-955-9988. The Fund reserves the right, without notice, to revise the requirements for good order.

You may also buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, which [may charge you a fee]. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing by Exchange: You may purchase shares in the Fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions: For wiring money to your account, you can obtain specific instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds.

When you make a purchase by check and then request a, redemption your redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 10 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. There will be a 10 day hold on purchases made through ACH. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing Additional Shares: Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. Please refer to the section titled “Opening an Account” for Investor Class and Institutional Class subsequent investment minimums. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan: Using the Fund’s AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund. The share price of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced: The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith determination of a security’s “fair value” when market quotations are not readily available or deemed unreliable. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good order by the Fund's transfer agent are executed at the net asset value next calculated. The share price of the Fund will vary over time as the value of its securities varies. Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Pricing Committee, subject to the Board’s oversight and review, using consistently applied procedures established by the Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

Fair Value Pricing: Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information: All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

HOW TO SELL SHARES:
You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail: If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction”. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold, (iii) your name, and (iv) your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange: You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire: You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer: You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sale of your securities. There is no fee for this service.

Online: You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.

By Telephone: You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Fund to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan: If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988. The Fund does not send transaction confirmations to individuals participating in a systematic withdrawal option. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

OTHER REDEMPTION POLICIES
Payment of Redemption Procedure: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Advisor, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemption: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Advisor may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share price of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Fund and the Advisor Reserve Certain Rights, Including the Following:
•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60-days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

OTHER POLICIES
Tax-Saving Retirement Plans: We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions: Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports: Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding: Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, annual report and semi-annual report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household based mailing or receive a complimentary copy of the current SAI, annual or semi-annual report, please call the Advisor or write to the Secretary of the Fund at 1050 17th Street, Suite 1710, Denver, CO 80265. The Fund will use this practice for all future mailings.

Electronic Delivery of Documents: You may sign up for electronic statements online or by calling Shareholder Services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

DIVIDENDS & TAXES
Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund. As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Return of Capital: If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax: Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

Basis Reporting and Holding Periods: A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax-deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Revenue Sharing: The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice: The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

Medallion Signature Guarantees: The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Fund recognizes the following three medallion programs (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at (888) 948-4685 for further information on obtaining a proper signature guarantee.

PRIVACY STATEMENT
Privacy Policy: When you become a client of the Shelton International Select Equity Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:
•	We do not sell client information.
•	We do not provide client information to persons or organizations outside the Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect: We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:
•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
•	From your transactions with our transfer agent, such as your transaction history, and account balance.
•	From electronic sources, such as our website or e-mails.

How We Use Information About You: The Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

Use of E-Mail Address: If you have requested information regarding the Fund’s products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:
•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports on line instead of by U.S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.
•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from e-mails. We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure: We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information: We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For clients with Internet access, The Fund recommends that you do not provide your user name or password to anyone for any reason. In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

To Learn More: This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports: These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund's annual report are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information: This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

1050 17th Street, Suite 1710, Denver, CO 80265 | www.sheltoncap.com
Investment Company Act File Number: 811-05617